                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                              ____________________

Date of Report (Date of Earliest Event Reported):  September 25, 1998



                            CALCOMP TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


Delaware                            0-16071            06-0888312
(State or Other Jurisdiction      (Commission        (IRS Employer
of Incorporation)                 File Number)     Identification No.)


2411 West La Palma Avenue, Anaheim, CA                    92801
(Address of Principal Executive Offices)                (Zip Code)


Registrant's Telephone Number, including Area Code:  (714) 821-2000


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events

     As previously disclosed in the Registrant's filings with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, Lockheed Martin Corporation ("Lockheed Martin"), the majority stockholder of the Registrant, makes credit available to the Registrant in the form of a Revolving Credit Agreement and a Cash Management Agreement. The Registrant has fully drawn down the $13 million of credit available under the Revolving Credit Agreement. At the request of the Registrant, the Registrant and Lockheed Martin have twice recently amended the Cash Management Agreement. The first amendment, dated August 24, 1998, increased the aggregate amount that the Registrant may borrow under that agreement from $2 million to $5.5 million. The second amendment, dated September 25, 1998, increased the aggregate amount available to the Registrant under the Cash Management Agreement from $5.5 million to $14 million. The other material terms of the Cash Management Agreement were not affected by these amendments. Management of the Registrant anticipates that the increased amount available to the Registrant will allow the Registrant to continue to meet its near-term operating requirements pending Lockheed Martin's ongoing review of the Registrant's business plan and the Registrant's consideration and development of strategic alternatives. A copy of the Cash Management Agreement as amended is attached hereto as Exhibit 99.1.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  EXHIBITS
               --------

Exhibit No.    Description of Exhibit
- -----------    ----------------------

99.1 Amendments Nos. 1-3 dated March 20, 1998, August 24, 1998 and September 25, 1998, respectively, to Cash Management Agreement by and between the Registrant and Lockheed Martin Corporation dated as of July 23, 1996. (The Cash Management Agreement was filed as
               Exhibit 10.3 to the Registrant's Form 10-Q for the quarterly period ended September 29, 1996, and is incorporated herein by reference.)

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                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 1, 1998               CALCOMP TECHNOLOGY, INC.


                                      By: /s/ JOHN J. MILLERICK
                                          -----------------------
                                          John J. Millerick
                                          Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit No.    Description of Exhibit
- -----------    ----------------------

99.1 Amendments Nos. 1-3 dated March 20, 1998, August 24, 1998 and September 25, 1998, respectively, to Cash Management Agreement by and between the Registrant and Lockheed Martin Corporation dated as of July 23, 1996. (The Cash Management Agreement was filed as
               Exhibit 10.3 to the Registrant's Form 10-Q for the quarterly period ended September 29, 1996, and is incorporated herein by reference.)

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